Dorchester Minerals, LP 1 Dorchester Minerals, LP Annual Meeting May 12, 2010 Exhibit 99.1

Dorchester Minerals, LP

Forward-Looking Statements
• Portions of this document may constitute "forward-looking
statements" as defined by federal law. Such statements are
subject to certain risks, uncertainties and assumptions.
Should one or more of these risks or uncertainties
materialize, or should underlying assumptions prove
incorrect, actual results may vary materially from those
anticipated, estimated or projected. Examples of such
uncertainties and risk factors include, but are not limited to, changes in the price or demand for oil and natural gas,
changes in the operations on or development of the
Partnership’s properties, changes in economic and industry
conditions and changes in regulatory requirements (including changes in environmental requirements) and the
Partnership’s consolidated financial position, business
strategy and other plans and objectives for future operations.
These and other factors are set forth in the Partnership's
filings with the Securities and Exchange Commission.

Dorchester Minerals, LP

• Overview of 2009
– Distributions and Financial Results
– Production and Reserves
– Peer Group Analysis
– Royalty Cash Receipts
• Maecenas Minerals Acquisition
• Property Highlights
– Portfolio Overview
– Royalty Properties
– Net Profits Interests
• Developing Plays
Presentation Outline

Dorchester Minerals, LP 4 Overview of 2009 Results

Dorchester Minerals, LP

2009 Distributions
Royalty
Revenue
$37.3 MM
Total Revenue
$50.2 MM
Other
Revenue
$0.9 MM
NPI
Revenue
$12.0 MM
LP
Distribution
$43.3 MM
GP
Distribution
$1.4 MM
Total
Expenses
$5.5 MM
• Cash Distributions Paid in Calendar 2009
– Reflects Q4 2008 to Q3 2009 activity

Dorchester Minerals, LP

2009 Financial Results
$49.2
$56.8
$79.8
$74.9
$65.4
Operating Revenue ($MM) Gas Price ($/Mcf) Distributions ($/unit)
• Revenue – Price – Distributions
– Royalty properties contributed 77% to total operating revenues
– Gross Revenue 63% gas sales, 36% oil sales, 1% other revenue
– NPI and lease bonuses have become a smaller portion of revenues
$89.9
$43.6
Note: Gross Revenue does not reflect production costs or other expenses incorporated in calculating the net profits interest payments to LP distributions
$0
$20
$40
$60
$80
$100
2003 2004 2005 2006 2007 2008 2009
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
Royalties NPI Lease Bonus Gas Price ($/Mcf)
2003 2004 2005 2006 2007 2008 2009
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
Distributions Gas Price ($/Mcf)

Dorchester Minerals, LP

2009 Production Overview
Geographic Breakdown
Fayetteville
Shale (RI)
4%
Mid-Continent
(Other)
6%
West TX/
SE NM
7%
Gulf Coast/
South TX
10%
Miscellaneous
33%
Mid-Continent
(Hugoton NPI)
36%
Daily Production (MMcfepd)
1.6% Annualized Decline
10.5% Decline Since Inception
1.4% 3-year Decline Rate
(1.2%) 1-year Decline Rate
Production Profile
• Total Production of 10.33 Bcfe
– 82% of total production was natural gas, 18% oil and condensate
– High quality properties + Diverse portfolio Low decline rate
– Year-over-year production rate increased 1.2%
Note: Total production on wellhead basis, daily production on sales basis, gas-oil equivalency based on 6:1 ratio
Barnett
Shale
4%
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
2003 2004 2005 2006 2007 2008 2009 2010 2011
Forecasted Prod.
Actual Prod.

Dorchester Minerals, LP

2009 Reserves Overview
• Total Proved Reserves of 79.9 Bcfe on 12/31/09
Gas &
NGL
75%
Oil
25%
NPI
32%
Royalty
68%
Year-end Reserves (Bcfe)
0
20
40
60
80
100
Actual
01/31/2003
Projected
12/31/2009
Actual
12/31/2009
79.9
97.0
21.5
Cumulative Reserve Revisions (Bcfe)
2003-2009
Production
(75.5 Bcfe)
– All reported reserves are Proved Developed
– Demonstrated history of positive revisions
– Revisions and acquisitions account for
73% of current reserves
– Driven by new plays, field extensions,
infill drilling, new technology, etc.
– 2.8% of reserves from Fayetteville Shale (RI only)
Reserve
Revisions
(48.0 Bcfe)
Reserve
Acquisitions
(10.4 Bcfe)
Reserve
Base
(21.5 Bcfe)
Note: 10.4 Bcf of acquired reserves at time transactions closed.
0
20
40
60
80
100
'Feb
2003
2003 2004 2005 2006 2007 2008 2009
Base Revisions Acquisitions

Dorchester Minerals, LP

Peer Group Comparison
30
40
50
60
70
80
90
100
110
120
2003 2004 2005 2006 2007 2008 2009
Normalized Reserves (Indexed to 2003)
30
40
50
60
70
80
90
100
110
120
2003 2004 2005 2006 2007 2008 2009
Normalized Production (Indexed to 2003)
• Reserves and Production Performance
– DMLP is a cross between a royalty trust with 100% net profits interests (SJT) and one with 100% royalties (SBR), plus the upside of a large non-producing mineral portfolio with potential for future drilling and development
– DMLP has the ability to expand its portfolio of assets through acquisitions
DMLP HGT SJT PBT MTR CRT SBR
Source: SEC 10-K filings

Dorchester Minerals, LP

Peer Group Comparison
80
90
100
110
120
130
140
150
160
Jan Feb Mar Apr
YTD 2010 Normalized Returns (reinvested)
0
100
200
300
400
500
600
700
2003 2004 2005 2006 2007 2008 2009 2010
2003-2009 Normalized Returns (reinvested)
• Market Performance
– Pure royalties lack operating leverage inherent in net profits interests Less volatility
• Underperforming in high price environment (mid-2008)
• Outperforming in low price environment (mid-2009) due to lower fixed cost structure
DMLP HGT SJT PBT MTR CRT SBR
Note: Dist. reinvested on last day of quarter

Dorchester Minerals, LP

Royalty Cash Receipts
Jan Feb Mar Apr May Jun Jul Aug
Oil and Gas
Produced
Cash
receipts
begin
1st Quarter
Distribution
declared
Dist. Paid
(Feb-Mar cash)
2nd Quarter
Distribution
declared
Dist. Paid
(Apr-Jun cash)
LP distribution of all cash attributable to January production may occur as late as August , a 7-month time lag
• Long delay between production and cash distribution
– Cash receipts extend over multiple months due to adjustments, releases, etc.
– Prices can change dramatically between production and payment of distribution
– Example of a typical cash receipt cycle :

Dorchester Minerals, LP

Royalty Cash Receipts
• Long delay between production and cash distribution
– Peak cash receipt month was June 2008
– Peak distribution was paid in November 2008
– Actual cash receipts, distributions and gas price:
0.0
5.0
10.0
15.0
20.0
25.0
30.0
Jan-07 Jan-08 Jan-09 Jan-10
$0.00
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
Total Cash Receipts
Cash Distributions
Gas Price (HSC)
Cash Receipts/Distribution ($MM) HSC Gas Price ($/Mcf)

Dorchester Minerals, LP 13 Maecenas Minerals Acquisition

Dorchester Minerals, LP

Maecenas Minerals Acquisition
• Minerals and Royalties – 206 counties in 17 states
– Closed transaction on 03/31/10 as a non-taxable exchange for 835,000 units
– Assets concentrated in Texas and North Dakota with increased exposure to oil plays
• Permian Basin Seminole (San Andres), Goldsmith, Wolfberry potential
• Williston Basin Cedar Hills South Unit, Bakken and Three Forks/Sanish potential
– DMLP already owns interests in all acquired properties – no additional overhead
– Simple integration into existing accounting and land systems
– Portfolio includes significant undeveloped acreage with upside potential
– Analysis of Q1 2010 cash receipts:
$0.468
$0.406
Cash per Unit
$0.39 MM
$12.13 MM
Cash to LP
835,000
29,840,431
Units
15.3% Maecenas Minerals
DMLP (stand-alone)
Accretion

Dorchester Minerals, LP

Maecenas Minerals Acquisition
• Goldsmith Andector Unit – Ector County, Texas
– Representative of assets in the Maecenas portfolio
– Substantial production from large multi-well units with little concentration of risk
– Long-life reserves + Diversified base + Development potential Stable decline profile
– Adding high quality properties improves DMLP’s decline curve
Gross Daily Oil Rate (boepd)
1,000
10,000
100,000
2003 2004 2005 2006 2007 2008 2009 2010
174 Wells 291 Wells

Dorchester Minerals, LP 16 Property Highlights Royalty Properties

Dorchester Minerals, LP

Property Highlights
Williston
101,810 net acres
Mid-Continent
35,223 net acres
Texas
141,581 net acres
Gulf Coast
18,819 net acres
Eastern
25,273 net acres
Appalachia
23,834 net acres
Other
3,783 net acres
Rockies
5,369 net acres
• Mineral Portfolio Overview
– 355,692 net acres (3,122,867 gross acres) – 574 counties in 25 states
– Majority of acreage is undeveloped
– Wide geographic spread including most major producing basins
– Assets range from mature legacy production to areas with exploratory potential
Expansion
Potential
Ongoing
Development
Legacy
Production
Basin/Area
Three Forks
Sanish
Bakken
Red River
Nesson
Anticline
Williston
Basin
Marcellus/Utica
Upper Devonian
Appalachia
Horizontal
Granite Wash
Fayetteville Hugoton Mid-Continent
Horizontal Wilcox Bob West
Jeffress
McAllen Ranch
Gulf Coast
South Texas
Delaware Basin
West TX Overthrust
Wolfberry
Denver Unit
Wasson
West Texas
Southeast NM
Note: Acreage count as of 12/31/2009, excludes Maecenas transaction

Dorchester Minerals, LP

Royalty Properties
• Leasing and Development Activity
– Consummated 53 leases/elections on 1,724 net acres in 22 counties/
parishes in four states
– Lease bonus payments up to $1,200/acre
– Initial royalty terms up to 30%
– 92 active lease offers as of May 2010
– Identified 353 new wells on royalty properties in 11 states
– Fayetteville Shale activity continued to ramp up in 2009
– Low price environment reduced infill drilling and redevelopment on legacy properties

Dorchester Minerals, LP 19 Property Highlights Barnett Shale

Dorchester Minerals, LP

Royalty Properties
• Barnett Shale – Tarrant County, Texas
– Closed transaction on 06/30/09 as a non-taxable
exchange for 1,600,000 units
– Producing and non-producing royalty and ORRI’s
– 100% undivided mineral interest in 6 tracts totaling 1,824 acres and overriding royalty interests in 2 of these tracts
– NRIs range from 0.5% to 20%
– High quality, long-life reserves with development potential
– Properties integrated into DMLP royalty system with
minimal additional overhead
– New play adds diversification to DMLP’s existing portfolio
– Analysis of Q2 2009 to Q1 2010 cash receipts:
$1.675
$1.278
Cash per Unit
$2.68 MM
$36.09 MM
Cash to LP
1,600,000
28,240,431
Units
31.1% Barnett Shale
DMLP (stand-alone)
Accretion

Dorchester Minerals, LP

1,000
10,000
100,000
2005 2006 2007 2008 2009 2010
0
15
30
45
60
– Current Development Activity (CHK Operated)
• 29 producing wells
• 7 wells drilling or waiting on pipeline
• 5 permitted locations
– Upside potential in undeveloped acreage, downspacing and improved stimulation
Royalty Properties
Gross Daily Gas Rate (Mcfepd) Well Count
• Barnett Shale – Tarrant County, Texas
DMLP Acquired
Interest
41 wells/permits

Dorchester Minerals, LP 22 Property Highlights Net Profits Interests

Dorchester Minerals, LP

Net Profits Interests
• NPI Provides LP Exposure to Working Interest
Potential Without Generating UBTI
– Four NPI groups were created at the time of formation in 2003
– Capitalize on strong negotiating position to capture additional value
– Leverage information franchise
– Optional working interest participation in numerous leases
– Minerals NPI represents the majority of new development activity
– Elected to participated in 56 wells in Arkansas and Oklahoma
• 30 wells completed in 2009
• 11 wells in various stages of drilling or completion at year-end 2009
• 15 wells waiting to spud at year-end 2009

Dorchester Minerals, LP

1%
99%
Minerals NPI Other NPI
Net Profits Interests
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
Historical NPI CAPEX ($MM) 2009 NPI CAPEX
• Capital Expenditures Through Year-end 2009
– $21.6 million of cumulative investments in all net profits interest properties
– 2009 capital investments virtually unchanged from 2008
– Majority of CAPEX was used to drill new wells in the Minerals NPI
– Continue to reinvest Minerals NPI cash flow

Dorchester Minerals, LP

Net Profits Interests
• Minerals NPI Performance
– Production and reserves growing steadily since inception
– 204 wells/units producing in Q4 2009 (175 in pay status)
– 2.6 Bcfe in production receipts through year-end 2009
– Total proved reserves of 3.4 Bcfe at year-end 2009, a 43% increase over 2008
– Minerals NPI production and reserves are not included in DMLP results
Note: Gas rate based on sales volumes
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
2003 2004 2005 2006 2007 2008 2009
Proved Reserves (Bcfe)
Net Daily Gas Rate (Mcfd)
100
1,000
10,000
2003 2004 2005 2006 2007 2008 2009 2010

Dorchester Minerals, LP

Net Profits Interests
($4.0)
($3.0)
($2.0)
($1.0)
$0.0
$1.0
2003 2004 2005 2006 2007 2008 2009 2010
Investment
Net Operating Income
Surplus (Deficit)
($MM)
• Minerals NPI Cash Flow – Inception through Q1 2010
Cumulative Revenue $19.1 MM
Cumulative Expense (LOE, taxes, etc) ($3.4 MM)
Cumulative Operating Income $15.7 MM
Cumulative Investment ($18.7 MM)
Cumulative Surplus (Deficit) ($3.0 MM)
Surplus balance must
be positive before the
Minerals NPI contributes
to LP distributions
Note: Figures provide on a cash basis

Dorchester Minerals, LP

Net Profits Interests
• Hugoton Area – Operated Properties
– 2009 production within 1% of projection
– Year-over-year decline of 7.2%
– World-class asset but limited upside potential
Gas Rate (Mcfepd) Well Count
1,000
10,000
100,000
2003 2004 2005 2006 2007 2008 2009 2010
0
50
100
150
200
Note: Gas rate based on sales volumes

Dorchester Minerals, LP 28 Property Highlights Fayetteville Shale

Dorchester Minerals, LP

Fayetteville Shale
• Eastern Arkoma Basin – Northern Arkansas
– Ownership summary
• 23,336 gross/11,464 net acres in trend
• 196 sections in 8 counties
– “Hybrid” leases in 179 sections (9,800 net acres)
• Bonus and 25% royalty retained by DMLP
• Participation option owned by the operating partnership
• Option may be exercised on a well-by-well basis
• Leverage data gained through mineral ownership
• Working interests subject to Minerals NPI
2.6% 3.5% 111 Optional WI (NPI)
4.7%
0.0%
Avg. WI
4.7% 4 Unleased MI (NPI)
2.1% 179 Royalty (DMLP)
Avg. NRI Sections Interest Type

Dorchester Minerals, LP

Fayetteville Shale
• Six County Core Area
– Current development activity on DMLP acreage
• 142 wells completed as producers (110 in pay status)
• 58 wells in various stages of drilling or completion
• 27 wells permitted and/or proposed by operator
– Drilling or permitting activity has occurred on 48% of DMLP sections (28% in 2008)
Dorchester Acreage
Wells with IP > 6 MMcfd
Productive Fairway
2,264 Producing Wells
428 Active Permits
290 Locations
Note: Data from HPDI, “Active Permit” – well spud but not completed, “Location” – well permitted but not spud
227 wells/permits

Dorchester Minerals, LP

Fayetteville Shale
– Development activity remains at high levels, driven by SWN and CHK
– Well spuds have been outpaced by well permits, a leading indicator
– Substantial time-lag between permit and first payment 359 days
• Permitting, Drilling and Payment History
First
Payment
First
Production
Well
Spud
Well
Permitted
54 days 118 days 187 days
Well Count
0
5
10
15
20
25
Q1
07
Q2
07
Q3
07
Q4
07
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
Q1
10
New Permits
New Wells Spud
1st Payment Received

Dorchester Minerals, LP

• Capital Expenditures
Fayetteville Shale
• 2009 Reserves
0.0
1.0
2.0
3.0
4.0
5.0
2006 2007 2008 2009
DMLP (RI)
Minerals NPI (WI)
Proved Reserves (Bcf)
– Year-end reserves of 4.9 Bcf (124 wells)
• 2.3 Bcf (WI)
• 2.6 Bcf (RI)
– 69% Year-over-year reserve increase
– Only completed wells with test rates are
included in reserve estimates (no PUDs)
0.0
1.0
2.0
3.0
4.0
5.0
2006 2007 2008 2009
Capital Expenditures ($MM)
– All expenditures within Minerals NPI
– Total Fayetteville investments of
$10.4 MM through Q1 2010
– Average $3.1 MM per well in 2009
– Drilling and completion costs may
increase with longer lateral lengths

Dorchester Minerals, LP

• Well Performance • Production Results
Fayetteville Shale
Net Daily Production (Mcfd)
0
1,000
2,000
3,000
4,000
5,000
2006 2007 2008 2009 2010
Net RI Production
Net WI Production
– 123 wells producing at year-end 2009
• 2.4 MMcfd (WI)
• 2.0 MMcfd (RI)
– 91% Year-over-year rate increase
– Produced 1.2 Bcf in 2009
– 54% from working interest wells
Normalized Production Rate (Mcfd)
0
500
1,000
1,500
2,000
2,500
3,000
3,500
0 2 4 6 8 10 12
2.0 Bcf (SEECO)
2.5 Bcf (SEECO)
3.0 Bcf (SEECO)
DMLP (2009 Avg)
Months on Production
– Improved stimulation and longer laterals
have increased average initial rate
• 2006 1.9 MMcfd (Max 2.9 MMcfd)
• 2007 1.7 MMcfd (Max 3.5 MMcfd)
• 2008 2.4 MMcfd (Max 5.5 MMcfd)
• 2009 3.1 MMcfd (Max 5.9 MMcfd)
Note: Volumes from AOGC, 1
st
point on DMLP normalize curve based on estimates from partial month data
4.4 MMcfd

Dorchester Minerals, LP 34 Property Highlights Horizontal Bakken

Dorchester Minerals, LP

Horizontal Bakken
• Williston Basin – Northwestern North Dakota
– Diversified acreage position
• 70,390 gross acres/9,503 net acres
– Operators:  Continental, EOG, Whiting, Marathon
– Elected non-consent option in 88 wells to date
• Average royalty of all leases in unit (~15% royalty)
• Back-in for 100% WI after payout + 50% penalty
• Working interest subject to Minerals NPI
– Historical activity trend:
0
5
10
15
20
Q1
07
Q2
07
Q3
07
Q4
07
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
Q1
10
New Permits
New Wells Spud
Wells Reaching Payout
Well Count

Dorchester Minerals, LP

Horizontal Bakken
• Six County Core Area
– Current development activity on DMLP acreage
• 64 wells completed as producers (4 reached payout status)
• 14 wells in various stages of drilling or completion
• 10 wells permitted and/or proposed by operator
– Rig count has increased 268% since May 2009
– Three rigs currently drilling on DMLP acreage
Parshall,
Sanish &
Stanley
fields
(426 nma)
Lila
1-36H
Owan-Nehring
27-34 1H
Harstad
1-18-19H
2.45% 0.42% 561 Lila 1-36H (Continental)
0.11%
1.65%
5.82%
2.47%
19.76%
APO
NRI
0.02%
0.21%
0.73%
0.52%
4.15%
BPO
NRI
Test Rate
(boepd)
Well Name (Operator)
1,476 McGregor 1-15H (Continental)
2,513 Owan-Nehring 27-34 1H (BEXP)
681 Harstad 18-19H (Fidelity)
1,639 Pederson 1-33H (EOG)
1,693 Austin 20-29H (EOG)
Pederson
1-33H
Austin
20-29H
McGregor
1-15H
88 wells/permits

Dorchester Minerals, LP 37 Developing Play Highlights

Dorchester Minerals, LP

Developing Play Highlights
• Devonian Shale (Appalachia)
– New York and Pennsylvania
– Concentrated acreage position
• 32,447 gross acres
• 24,774 net acres
• 70% in Allegany and Steuben Counties, NY
– Challenging political environment in New York
– Potential targets
• Upper Devonian oil (shallow)
• Marcellus/Devonian shale gas (middle)
• Trenton-Black River gas (deep)
– Operators: Anadarko, Cabot, Chesapeake,
EOG, EXCO, Fortuna Energy, Range, XTO
– No reserves booked in 2009
Allegany & Steuben
Counties

Dorchester Minerals, LP

Developing Play Highlights
• Southern Tier NY & Northern Tier PA
– Regulatory environment in New York has limited activity relative to Pennsylvania
– Prospectivity of acreage in Allegany and Steuben Counties is undetermined due to limited testing of potential shale gas zones
– Continuing to monitor industry activity in the area
Allegany
13,216 nma
Steuben
4,714 nma
Chemung
308 nma
Schuyler
459 nma
Tioga
163 nma
Bradford
0 nma
Potter
846 nma
McKean
1,158 nma
Cattaraugus
0 nma
Tioga
41 nma
NY
PA
NY
PA

Dorchester Minerals, LP

Developing Play Highlights
• Granite Wash – Texas Panhandle
– Concentrated acreage position in Northeast Wheeler County
• DMLP owns 5,444 gross/1,189 net acres
– Substantial liquids component to production
– Multiple active lease offers
Horizontal Wells/Permits
NFX: 10.1 MMcfd
NFX: 12.7 MMcfd
FST: 10.2 MMcfd
NFX: 16.1 MMcfd
CHK: 18.5 MMcfd
DVN: 18.0 MMcfd
NFX: 20.1 MMcfd
APA: 6.6 MMcfd

Dorchester Minerals, LP 41 Dorchester Minerals, LP Annual Meeting May 12, 2010

Dorchester Minerals, LP 42 Appendix

Dorchester Minerals, LP

• What is the Minerals NPI and How Does it Work?
Appendix
– Upon its formation, Dorchester Minerals, LP (DMLP, the public partnership and owner of the mineral interests) provided for future development opportunities on its undeveloped mineral interests by the creation of the Minerals Net Profits Interest (Minerals NPI).
– DMLP has negotiated and may continue to negotiate the right but not the obligation to participate in development activity in addition to retaining a royalty interest.
– This right may take the form of an optional heads-up (unpromoted) working interest, carried working interest or reversionary (back-in) working interest. In some instances, an unleased mineral interest may be treated as a working interest subject to statutory non-consent provisions.
– DMLP assigns this right to Dorchester Minerals Operating LP (the operating partnership or DMOLP)
subject to the terms of the Minerals NPI.
– DMOLP is an indirect wholly owned affiliate of DMLP’s General Partner.
– DMOLP funds all costs associated with this right, including drilling and completion costs.
– DMLP and its partners are not liable for any costs or expenses.
– DMOLP pays to DMLP 96.97% of the monthly “Net Proceeds” attributable to the properties subject to the
Minerals NPI.
– Net Proceeds is defined as total revenues less total expenses plus an amount equivalent to interest at a prevailing rate on any prior period deficit balance. In other words, DMOLP pays 100% of all costs, receives 100% of all revenues plus interest, and thereafter (sometimes called “Payout”) pays 96.97% of net cashflow to DMLP.
– LP distributions reflect 96% of royalty net cashflow and 99% of NPI net cashflow 99% x 96.97% = 96%.

Dorchester Minerals, LP

Appendix
DMLP
Lease to third party for
royalty and optional
participation right
Participation right
assigned to DMOLP
NPI payment
(96.97% of cash flow)
Distributable Cash
DMOLP pays 100% of costs
and receives 100% of revenue
plus interest equivalent on
total NPI basis
Royalty
(100% of cash flow)
General Partner
4% of royalties
1% of NPI’s
Limited Partners
96% of royalties
99% of NPI’s
• What is the Minerals NPI and How Does it Work?

Dorchester Minerals, LP

Appendix
• Distribution Determinations
4% of Net Cash Receipts from Royalty Properties $ -------- $1,309
96% of Net Cash Receipts from Royalty Properties $31,416 $ --------
1% of Net Profits Interests Paid to our Partnership $ -------- $120
Total Distributions $43,299 $1,429
99% of Net Profits Interests Paid to our Partnership $11,883 $ --------
Operating Partnership Share (3.03% of Net Proceeds) $ -------- $375
Total General Partner Share $1,804
% Total 96% 4%
Limited
Partners
General
Partner
– Period from October 2008 through September 2009
($ thousands)

Dorchester Minerals, LP

Appendix
2009 Cash
Distributions
$44.7 MM
Mgmt GP
Mgmt LP
Other LP
$1.4 MM
$3.6 MM
$39.7 MM
Mgmt LP is 2.6
times Mgmt GP
• Alignment of GP and LP interests
– GP has no incentive distribution rights – fixed sharing ratio
– Management’s LP interest exceeds its GP interest
– Not incentivized to make dilutive transactions
88.8%
8.1%
3.1%

Dorchester Minerals, LP

• Operating Leverage – Royalty Interest vs. NPI
Appendix
Net Profits Interest Royalty Interest
1,000 Mcf
$6.00/Mcf
$6,000
($0)
$6,000
25% Royalty
$1,500
1,000 Mcf
$7.80/Mcf
$7,800
($0)
$7,800
25% Royalty
$1,950
1,000 Mcf
$6.00/Mcf
$6,000
($1,000)
$5,000
25% NPI
$1,250
1,000 Mcf
$7.80/Mcf
$7,800
($1,000)
$6,800
25% NPI
$1,700
30% Increase in
Royalty Cash Flow
36% Increase in
NPI Cash Flow
30% Increase in Gas Price
Production Volume
Gas Price
Revenue
Fixed Production Costs
Operating Income
Net Interest
Net Cash Flow
Production Volume
Gas Price
Revenue
Fixed Production Costs
Operating Income
Net Interest
Net Cash Flow